Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Internal University Use Only OTC Agreement No.: A20150013 OTC Case No.(s): 20130204 Document Revision Date: 2014-12-01

UNIVERSITY OF MINNESOTA

EXCLUSIVE PATENT LICENSE AGREEMENT

THIS EXCLUSIVE PATENT LICENSE AGREEMENT (this “Agreement”) is made by and between Regents of the University of Minnesota, a constitutional corporation under the laws of the state of Minnesota, having a place of business at 200 Oak Street, SE, Suite 280, Minneapolis, Minnesota 55455 (the “University”), and the Licensee identified below. The University and the Licensee agree that:

The Terms and Conditions of Exclusive Patent License attached hereto as Exhibit A (the “Terms and Conditions”) are incorporated herein by reference in their entirety. In the event of a conflict between provisions of this Agreement and the Terms and Conditions, the provisions in this Agreement shall govern. Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Terms and Conditions. The section numbers used in the parentheses below correspond to the section numbers in the Terms and Conditions.

1. Licensee (§1.7): Cellectis Plant Sciences a Corporation under the laws of the Delaware, having a place of business at 600 County Road West, Suite 8 New Brighton, MN 55112, USA and its Affiliates.

2. Field(s) of Use (§1.2): All

3. Territory (§1.15): Any country or territory where issued and unexpired Licensed Patents and/or Licensed Patent Applications exist.

4. Effective Date (§2): Date of the last signature of the Agreement.

5. Licensed Technology:

5.1 Licensed Patent: None

FORM OGC-401	Execution Copy
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.2 Licensed Patent Applications (§1.4):

[*****]

6. Patent-Related Expenses (§§1.9 & 6.3): [Select one of the following]

☐	The Licensee has no obligation under this Agreement to reimburse the University for Patent-Related Expenses.

☒	The Licensee shall reimburse the University for Patent-Related Expenses incurred before and during the Term as provided in section 6.3 of the attached Terms and Conditions. Patent Related Expenses incurred before the Term are [*****].

☐	The Licensee shall reimburse the University for Patent-Related Expenses incurred during the Term as provided in section 6.3 of the Terms and Conditions. The Licensee shall have no obligation to reimburse the University for Patent-Related Expenses incurred before the Effective Date.

☐	The Licensee shall reimburse the University for Patent-Related Expenses incurred before the Effective Date, payable as follows: . The Licensee shall have no obligation to reimburse the University for Patent-Related Expenses during the Term.

7. Sublicense Rights (§3.1.2): [Select one of the following]

☒	Yes

☐	No

8. Federal Government Rights (§3.2): [Select one of the following]

☒	Yes

☐	No

FORM OGC-401	Execution Copy
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9. Performance Milestones (§5.1): The Licensee shall achieve the following milestones:

[*****]

[*****]

10. Payments (§6.1). All amounts are non-refundable, and payable as defined below or as specified in the University’s invoice.

10.1 Upfront Payment: One Hundred Thirty Thousand dollars ($130,000.00), payable within ten (10) business days after the Effective Date.

10.2 Annual License Fee:

[*****]

10.3 Running Royalties and Annual Minimums.

10.3.1 Intentionally left blank.

10.3.2 Intentionally left blank.

10.4   10.4.1 Sublicense Royalties. Intentionally left blank.

10.4.2 Sublicense Revenues. Licensee shall pay the University [*****] of all Sublicense Revenues in accordance with the payment schedule set forth below.

Within sixty (60) days after January 10 and July 10, each year during the Term and Post termination Period, the Licensee shall deliver to the University a written report recounting the Sublicense Revenues (expressed in U.S. dollars). The Licensee shall deliver along with such sales reports its payment owed on all Sublicense Revenues by the Licensee during such period.

10.5 Other Payments: None

FORM OGC-401	Execution Copy
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.6 Equity: None

10.7 Transfer Payment: [*****], payable as provided in section 12.5 of the Terms and Conditions.

10.8 Administrative Handling Fee: [*****], payable as provided in subsection 8.1.1 of the Terms and Conditions.

10.9 Interest Rate: [*****] per annum.

10.10 Other: None

11. Licensee’s Address for Notice (§12.13). Notices will be sent to the licensee at:

Cellectis Plant Sciences 8 rue de la Croix Jarry, 75013 Paris Attn: Chief Executive Officer Facsimile No.: +33 18169 16 06 Email: Luc.mathis@cellectis.com

With a copy to	Cellectis, SA 8 rue de la Croix Jarry, 75013 Paris Attn: General Counsel Facsimile No.: +33 18169 16 06 Email: marie.bleuenn.terrier@cellectis.com

12. Licensee’s Contact Person for Patent Prosecution Consultation (§4.2.1). The University will, as set forth in this Agreement, communicate with the contact person named below with respect to patent prosecution and maintenance: (Upon ten (10) days prior written notice to the University, the Licensee may change the person designated below.)

CELLECTIS SA Attn: Vice President Intellectual Property 8 rue de la Croix Jarry, 75013 Paris Attn: Chief Executive Officer Facsimile No.: +33 (0) 18169 16 06 Email: sylvain.espinasse@cellectis.com

FORM OGC-401	Execution Copy
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

IN WITNESS THEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement.

Regents of the University of Minnesota		Cellectis Plant Sciences, Inc.

By:	/s/ Richard Huebsch	By:	/s/ Luc Mathis
	Richard Huebsch	Name:	Luc Mathis
	Associate Director	Title:	CEO
Office for Technology Commercialization

Date:	12-2-14	Date:	12-15-14

FORM OGC-401	Execution Copy
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

UNIVERSITY OF MINNESOTA

EXHIBIT A

Terms and Conditions

Exclusive Patent License Agreement

These terms and conditions to the Exclusive Patent License Agreement (“Terms and Conditions”) govern the grant of license by Regents of the University of Minnesota (“University”) to the Licensee identified in the Exclusive Patent License Agreement (the “EPLA”). These Terms and Conditions are incorporated by reference into the EPLA. All section references in these Terms and Conditions refer to provisions in these Terms and Conditions unless explicitly stated otherwise.

1. Definitions. For purposes of interpreting this Agreement, the following terms have the following meanings:

1.1 “Affiliate” means an entity that controls the Licensee or the sublicensee, as the case may be, is controlled by the Licensee or sublicensee, or along with the Licensee or sublicensee, is under the common control of a Third Party. An entity shall be deemed to have control of the controlled entity if it (i) owns, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities of the controlled entity, or (ii) has the right, power or authority, directly or indirectly, to direct or cause the direction of the policy decisions of the controlled entity, whether by ownership of securities, by representation on the controlled entity’s governing body, by contract, or otherwise.

1.2 “Commercial Sale” means a bona fide sale, use, lease, transfer or other disposition for value of a Licensed Product by the Licensee or a sublicensee to a Third Party that is not an Affiliate of the Licensee.

1.3 “Field of Use” means the field(s) of use described in section 2 of the EPLA.

1.4 “Licensed Patent” means the patent(s) described in section 5.1 of the EPLA, along with any issued and unexpired patent(s) issued during the Term that arose out of a Licensed Patent Application. “Licensed Patent” also means any reissues or reexaminations of a Licensed Patent that contain one or more claims directed to Licensed Technology.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.5 “Licensed Patent Application” means the pending patent application(s) described in section 5.2 of the EPLA. “Licensed Patent Application” also means any related applications, including, continuations, continuations-in-part, and divisionals of a Licensed Patent Application.

1.6 “Licensed Product” means any product or good in the Field of Use that is made by, made for, sold, transferred, or otherwise disposed of by the Licensee or its sublicensees during the Term and the Post-termination Period and that, but for the granting of the rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more claims in a Licensed Patent; or (ii) is covered by one or more claims in a Licensed Patent Application, or any product or good that is made using a process or method that, but for the granting of rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more claims in a Licensed Patent; or (ii) is covered by one or more claims in a Licensed Patent Application. For purposes of this Agreement, claims in a Licensed Patent Application are to be treated as if they were allowed as proposed. “Licensed Product” also means any service provided by or for the Licensee or its sublicensees, but for the granting of the rights set forth in this Agreement, would (i) infringe (including under the doctrine of equivalents) one or more claims in a Licensed Patent; or (ii) is covered by one or more claims in a Licensed Patent Application.

1.7 “Licensed Technology” means collectively the inventions claimed in each Licensed Patent and each Licensed Patent Application.

1.8 “Licensee” means the entity identified in section 1 of the EPLA.

1.9 “Patent-Related Expenses” means costs and expenses (including out-of-pocket attorneys’ fees, patent agent fees and governmental filing fees) that the University incurs in prosecuting and maintaining the Licensed Technology.

1.10 “Performance Milestone” means an act or event specified in section 5.1 and described in section 9 of the EPLA.

1.11 “Post-termination Period” means the one hundred eighty (180) day period commencing on the date of termination or expiration of the Term.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

1.12 “Sublicense Revenues” means all revenue, in whatever form but excluding sublicense royalties, earned by the Licensee in consideration of its granting a Third Party a sublicense to make a Licensed Product including, without limitation, receipt of annual milestone attainment, sublicense issuance, maintenance or up-front payments, or technology access fee; and issuance of securities or real, personal or intangible property.

1.13 “Territory” means the geographical area described in section 3 of the EPLA.

1.14 “Third Party” means any party other than the University or Licensee or Affiliates’ Licensee.

1.15 “Transfer Payment” means the payment to be made by the Licensee to the University specified in section 12.5 and described in section 10 of the EPLA.

2. Term. The term of this Agreement commences on the Effective Date as defined in section 4 of the EPLA and, unless terminated earlier as provided in section 8, expires on the date on which both no Licensed Patent is active in the Territory and no Licensed Patent Application is pending in the Territory (the “Term”).

3. Grant of License.

3.1 The Licensee’s Rights.

3.1.1 Subject to the terms and conditions of this Agreement, the University hereby grants to the Licensee, and the Licensee hereby accepts, an exclusive license under the Licensed Technology, the Licensed Patents and the Licensed Patent Applications to make (including to have made on its behalf), use, offer to sell or sell (including to have sold on its behalf), offer to lease or lease (including to have leased on its behalf), import, or otherwise offer to dispose or dispose of Licensed Products in the Field of Use in the Territory. No provision of this Agreement is to be construed to grant the Licensee, by implication, estoppel or otherwise, any rights (other than the rights expressly granted it in this Agreement) to the Licensed Technology, a Licensed Patent or Licensed Patent Application, or to any other University-owned technology, patent applications, or patents.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3.1.2 The Licensee shall not sublicense its rights under this Agreement, unless otherwise provided in section 7 of the EPLA. If so provided, the Licensee may sublicense its rights under this Agreement only as follows: the Licensee shall deliver to the University a true, correct, and redacted copy (provided that all rights, obligations, and financial provisions relating to the Licensed Patents and Licensed Patent Applications shall not be redacted) of the sublicense agreement or other agreement under which the Licensee purports or intends to grant such sublicense rights within ten (10) days after the entry into force of such agreement. The Licensee shall not enter into such agreement if the terms of the agreement are inconsistent in any respect with the terms of this Agreement, including without limitation, sections 5.2—5.5, 6.5, 8.3, 9.5, 10.4, and 11.3. Any sublicense made in violation of this subsection is void and constitutes an event of default under subsection 8.1.1.

For the avoidance of doubt, the Licensee may grant to sublicensees the right to grant further sublicenses to use the Licensed Technology but only for the purpose of breeding and/or manufacturing and/or selling Licensed Products.

3.2 The United States Government’s Rights. If the University indicated in section 8 of the EPLA that the United States federal government funded the development, in whole or in part, of the Licensed Technology, then, (i) the federal government may have certain rights in and to the Licensed Technology as those rights are described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulations. (ii) the parties’ rights and obligations with respect to the Licensed Technology, including the grant of license set forth in subsection 3.1.1, are subject to the applicable terms of these laws and regulations.

3.3 The University’s Rights. The University retains an irrevocable, world-wide, royalty-free, non-exclusive right to use the licensed Technology for teaching, research and educational purposes. The University shall have the right to sublicense its rights under this section to one or more non-profit academic or research institutions.

4. Applications and Patents.

4.1 Pre-EPLA Patent Filings. The Licensee acknowledges that it has reviewed each Licensed Patent and each Licensed Patent Application and that it will not dispute the inventorship, validity, or enforceability of any of the claims made in a Licensed Patent or a Licensed Patent Application. The Licensee further represents that up to the Effective Date, it has

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

not and does not manufacture, have manufactured, offer to sell, sell, offer to lease, lease, or import (a) any product or good that infringes (including under the doctrine of equivalents) a claim in any Licensed Patent or Licensed Patent Application, or (b) any product or good that is made using a process or machine that infringes (including under the doctrine of equivalents) a claim in a Licensed Patent or Licensed Patent Application.

4.2 Patent Application Filings during the Term of this Agreement.

4.2.1 The University, in consultation with the Licensee, shall determine in which countries patent application(s) will be filed and prosecuted with respect to the Licensed Technology. The University shall retain counsel of its choice to file and prosecute such patent applications. The University shall inform the Licensee of the status of the prosecution of the patent application, including delivering to the Licensee pertinent notices, written and oral communications with governmental officials, and documents, and shall consult with the Licensee on the prosecution of the patent application. The Licensee shall cooperate with the University in the filing and prosecution of all patent applications with respect to the Licensed Technology. In furtherance of the foregoing, the Licensee shall notify the University, in writing, of the individual whom the Licensee has designated to consult and cooperate as provided in this subsection and is identified in section 12 of the EPLA. The Contact Person shall respond to the University’s request for consultation and cooperation on a pending matter within five business days or sooner as may be required under the circumstances. If the Contact Person fails to respond in such time period, the University, exercising its own judgment and discretion, may respond to the matter as it deems appropriate. Except as provided in subsection 4.2.2, the Licensee shall reimburse the University for all Patent-Related Expenses as provided in section 6.3 and in section 6 of the EPLA. Additionally, Licensee shall reimburse the University for Patent Related Expenses for prioritized patent examination (Track One) if the University, after consultation with Licensee, decides to pursue Track One.

4.2.2 The grant of license in section 3.1 and the definition of Territory in section 1.16 shall not extend to or include any country in which licensee elects, in writing to the University, not to pay or reimburse the payment of the cost, in whole or in part, to seek or maintain intellectual property protection.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

4.2.3 No provision of this Agreement limits, conditions, or otherwise affects the University’s right to prosecute a patent application with respect to the Licensed Technology in any country. The University retains the sole and exclusive right to file or otherwise prosecute a patent application with respect to the Licensed Technology. In no event shall the Licensee file a patent application with respect to the Licensed Technology. The Licensee shall cooperate with the University in the filing and prosecution of all patent applications with respect to the Licensed Technology.

4.3 Rights in the Licensed Patents and Licensed Patent Applications. No provision of this Agreement grants the Licensee any rights, titles, or interests (except for the grant of license in subsection 3.1.1) in the Licensed Patents or Licensed Patent Applications, notwithstanding the Licensee’s payment of all or any portion of the patent prosecution, maintenance, and related costs.

5. Commercialization.

5.1 Commercialization and Performance Milestones. The Licensee shall use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Technology and to manufacture and offer to sell and sell Licensed Products as soon as practicable and to maximize sales thereof. The Licensee shall perform, or shall cause to happen or be performed, as the case may be, all the performance milestones described in section 9 of the EPLA.

In case of non-achievement by the Licensee of the Performance Milestone indicated in the section 9 of the EPLA, the Parties will meet at the University of Minnesota or by telephone to discuss this Agreement.

5.2 Covenants Regarding the Manufacture of Licensed Products. The Licensee hereby covenants and agrees that (i) the manufacture, use, sale, or transfer of Licensed Products shall comply with all applicable federal and state laws, including all federal export laws and regulations; and (ii) it will make commercially reasonable efforts such that the Licensed Products shall not be defective in design or manufacture. The Licensee hereby further covenants and agrees that, pursuant to 35 United States Code Section 204, it shall, and it shall cause each sublicensee, to substantially manufacture in the United States of America all products embodying or produced through the use of an invention that is subject to the rights of the federal government of the United States of America, provided that the University will use reasonable efforts (i.e. contact the competent governmental authority, by phone call and e-mail, with Licensee administrative support) to obtain a waiver on behalf of Licensee. If the University anticipates that its efforts will exceed two hours of administrative time, the University will notify Licensee and will provide further efforts at Licensee’s expense to the extent administrative support is available.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.3 Export and Regulatory Compliance. The Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR,) and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. Licensee further understands that the U.S. export laws and regulations include (but are not limited to): (i) ITAR and EAR product/service/data-specific requirements; (ii) ITAR and EAR ultimate destination-specific requirements; (iii) ITAR and EAR end user-specific requirements; (iv) Foreign Corrupt Practices Act; and (v) antiboycott laws and regulations. The Licensee shall comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information). The Licensee certifies that it shall not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of U.S. export laws and regulations or other applicable U.S. laws and regulations. The Licensee shall include an appropriate provision in its agreements with its authorized sublicensees to assure that these parties comply with all then-current applicable U.S. export laws and regulations and other applicable U.S. laws and regulations.

5.4 Commercialization Reports. Throughout the Term and during the Post- termination Period, and within thirty (30) days of the date specified in the schedule set forth in section 10 of the EPLA, the Licensee shall deliver to the University written reports of the Licensee’s and sublicensees’ (or any further sublicensees’) efforts and plans to commercialize the Licensed Technology and to manufacture, offer to sell, or sell Licensed Products.

5.5 Use of the University’s Name and Trademarks or the Names of University Faculty, Staff, or Students. No provision of this Agreement grants the Licensee or sublicensee any right or license to use the name, logo, or any marks owned by or associated with the University or the names, or identities of any member of the faculty, staff, or student body of the University. The Licensee shall not use and shall not permit a sublicensee to use any such logos, marks, names, or identities without the University’s and, as the case may be, such member’s prior written approval.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

5.6 Governmental Markings.

5.6.1 The Licensee may mark all Licensed Products, where feasible, with patent notice appropriate under Title 35, United States Code.

5.6.2 The Licensee is responsible for obtaining all necessary governmental approvals for the development, production, distribution, sale, and use of any Licensed Product, at the Licensee’s expense, including, without limitation, any safety studies. The Licensee is responsible for including with the Licensed Product any warning labels, packaging and instructions as to the use and the quality control for any Licensed Product.

5.6.3 The Licensee agrees to register this Agreement with any foreign governmental agency that requires such registration, and the Licensee shall pay all costs and legal fees in connection with such registration. The Licensee shall comply with all foreign laws affecting this Agreement or the sale of licensed Products.

6. Payments, Reimbursements, Reports, and Records.

6.1 Payments. The Licensee shall pay all amounts due under this Agreement by check (payable to the “Regents of the University of Minnesota” and sent to the address specified in section 12.13), wire transfer, or any other mutually agreed-upon method of payment, within thirty (30) days following the receipt by the Licensee of the University’s relevant and undisputed invoice.

6.2 Interest. All amounts due under this Agreement shall bear interest as provided in section 10.10 of the EPLA on the entire unpaid balance computed from the due date until the amount is paid.

6.3 Reimbursement of Patent-Related Expenses. The Licensee shall pay invoices for Patent-Related Expenses under this Agreement within thirty (30) days of its receipt of the University’s invoice. With respect to each invoice, the University shall use reasonable efforts to specify the date on which the Patent-Related Expense was incurred and the purpose of the expense (including, as applicable, a summary of patent attorney services giving rise to the expense); provided, however, the University is not required to disclose to the Licensee any information that is protected by the University’s attorney-client privilege. Patent-Related Expenses incurred as of the Effective Date are set forth in section 6 of the EPLA. The University reserves the right to require that Licensee provide and maintain a reasonable advance deposit with the University or some other form of security to ensure payment of Patent-Related Expenses.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

6.4 Records Retention and Audit Rights.

6.4.1 Throughout the Term and the Post-termination Period and for five (5) years thereafter, the Licensee, at its expense, shall keep and maintain and shall cause each sublicensee and each non-affiliated Third Party that manufactures, sells, leases, or otherwise disposes of Licensed Products on behalf of the Licensee to keep and maintain complete and accurate records of all sales, leases, and other dispositions of Licensed Products during the Term and the Post-termination Period and all other records related to this Agreement.

6.4.2 In connection with an audit, the Licensee, upon written request, shall deliver to the University and its representatives true, correct and complete copies of all documents and materials (including electronic records) reasonably relevant to the Licensee’s and sublicensees’ performance of this Agreement, including, without limitation, all sublicenses granted.

6.4.3 To determine the Licensee’s compliance with the terms of this Agreement, the University, at its expense (except as set forth in this subsection), may inspect and audit the Licensee’s records referred to in subsection 6.5.1 at the Licensee’s address as set forth in this Agreement or such other location(s) as the parties mutually agree during the Licensee’s normal business hours. The Licensee shall cooperate in the audit, including providing at no cost, commodious space in the Licensee’s place of business for the auditor. The Licensee shall reimburse the University for all its out-of-pocket expenses to inspect and audit such records if the University, in accordance with the results of such inspection and audit, determines that the Licensee has underpaid amounts owed to the University by at least [*****], whichever is smaller, in a reporting period. The Licensee shall cause each sublicensee and each non-affiliated Third Party that manufactures, sells, leases, or otherwise disposes of Licensed Products on behalf of the Licensee to grant the University a right to inspect and audit the sublicensee’s or Third Party’s records substantially similar to the rights granted the University in this subsection, if requested by University, but no more frequently than once every two years. In connection with, and

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

before the commencement of, an audit, if the Licensee requests in writing to the University, then prior to conducting such audit, the Licensee, the University and the auditor must enter into an agreement prohibiting the auditor and the University from disclosing the Licensee’s nonpublic, proprietary information to any Third Party without the Licensee’s prior written consent; provided, however, that consistent with generally accepted auditing standards and the auditor’s professional judgment, the auditor may disclose such information to the University and its agents, counsel, or consultants. The Licensee acknowledges that such an agreement is adequate to protect its legitimate interests, and the parties agree that there shall be no additional nondisclosure agreement demanded as a condition to the commencement of an audit and the University’s exercising its rights under this subsection.

6.5 Currency and Checks. All computations and payments made under this Agreement shall be in United States dollars. To determine the dollar value of transactions conducted in non-United States dollar currencies, the parties shall use the exchange rate for the currency into dollars as reported in the Wall Street Journal as the New York foreign exchange mid-range rate on the last business day of the month in which the transaction occurred.

7. Infringement.

7.1 If a party learns of substantial, credible evidence that a Third Party is making, using, or selling a product in the Field of Use in the Territory that infringes a Licensed Patent, such party shall promptly notify the other party in writing of the possible infringement and in such notice describe in detail the information suggesting infringement of the Licensed Patent. Prior to commencing any action to enforce a Licensed Patent, the parties shall enter into good faith negotiations on the desirability of bringing suit, the parties to the action, the selection of counsel, and such other matters as the parties may agree to discuss. No provision of this Agreement limits, conditions, or otherwise affects a party’s statutory and common-law rights to commence an action to enforce a Licensed Patent. In any such action, the parties agree to cooperate fully with each other and will use reasonable efforts to permit access to relevant personnel, records, papers, information, samples and specimens during regular business hours. Any amounts recovered (less amounts actually paid for reasonable attorney’s fees and legal expenses) by Licensee in any such action or settlement that constitute compensation for lost profits or sales will be considered subject to the royalty rate in subsection 10.3.1 of the EPLA. All other amounts recovered (less amounts actually paid for reasonable attorney’s fees and legal expenses) by Licensee in such action or settlement shall be considered subject to the rate for Sublicense Revenues in subsection 10.4.2 of the EPLA.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

7.2. If any suit, action or proceeding is brought or commenced against the Licensee alleging the infringement of a patent or other intellectual property right owned by a Third Party by reason of the manufacture, use or sale of Licensed Products, the Licensee shall give the University prompt notice thereof. If the validity of a Licensed Patent is questioned in such suit, action or proceeding, the Licensee shall have no right to make any settlement or compromise which affects the scope, validity, enforceability or otherwise the Licensed Patent without the University’s prior written approval. University shall provide reasonable assistance to Licensee in the defense of the Licensed Patent at Licensee’s expense.

8. Termination.

8.1. By the University.

8.1.1 If the Licensee breaches or fails to perform one or more of its obligations under this Agreement, the University may deliver a written notice of default to the Licensee. Without further action by a party, this Agreement shall terminate if (a) the University has not been paid the full amount of the Administrative Handling Fee set forth in section 10.9 of the EPLA, and (b) the default has not been cured in full within either sixty (60) days after the delivery to the Licensee of the notice of default if the default relates to a payment or reimbursement obligation under this Agreement, or ninety (90) days after the delivery to the Licensee of the notice of default if the default relates to any other matter.

8.1.2 The University may terminate this Agreement by delivering to the Licensee a written notice of termination at least ten (10) days before the date of termination if the Licensee (i) becomes insolvent; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws that the Licensee fails to have released within thirty (30) days after filing; (iii) proposes any dissolution, composition, or financial reorganization with creditors or if a receiver, trustee, custodian, or similar agent is appointed; or (iv) makes a general assignment for the benefit of creditors.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.1.3 The University may terminate this Agreement immediately by delivering to the Licensee a written notice of termination if the Licensee or its agents or representatives commences or maintains an action in any court of competent jurisdiction or a proceeding before any governmental agency asserting or alleging, in any respect, the invalidity or unenforceability of any of the Licensed Technology. The Licensee shall notify the University, in writing, at least thirty (30) days prior to the commencement of any such action or the institution of any such proceeding.

8.2 By the Licensee.

8.2.1 If the University breaches or fails to perform one or more of its duties under this Agreement, the Licensee may deliver to the University a written notice of default. The Licensee may terminate this Agreement by delivering to the University a written notice of termination if the default has not cured in full within ninety (90) days of the delivery to the University of the notice of default.

8.2.2 The Licensee may terminate this Agreement at any time by giving sixty (60) days written notice to the University.

8.3 Effect of termination.

8.3.1 Notwithstanding anything contained herein, in case of termination of this Agreement by the University pursuant to the terms herein, any sublicensee (each an “Exclusive Sublicensee” as further defined hereinafter) that has been granted exclusive rights under the Licensed Technology by Licensee, within a certain field (the “Exclusive Field”), shall have the right to substitute itself to licensee under this Agreement with respect to such Exclusive Field; provided Licensee has delivered to University written notice of the existence of the Exclusive Sublicensee prior to receipt of University’s notice of termination under Section 8 of the terms and Conditions, except that no prior written notice is required if such sublicensee became an Exclusive Sublicensee as a result of any change in the control of Licensee’s Affiliates. For any avoidance of doubt, (i) the terms and conditions applicable to Licensee with respect to such an Exclusive Field shall survive any termination and apply to such Exclusive Sublicensee which will be substituted under the Agreement; and (ii) substitution of an Exclusive Sublicensee with respect to rights and obligations of Licensee will not impact Licensee’s liability, rights and obligations accrued to Licensee up to the date of substitution. An “Exclusive Sublicensee” means any sublicensee that has been granted exclusive rights within an Exclusive Field by Licensee under the Licensed Technology prior to Licensee’s receipt of University’s notice of termination under Section 8 of the Terms and Conditions.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

8.3.2 Further, in addition to the rights conferred upon Exclusive Sublicensees in the previous paragraph, other sublicensees, upon termination of the Agreement by the University or by the Licensee, will have the right to obtain a direct license from the University (comparable in scope, grant and the same financial terms as the sublicense then held by such sublicensee with respect to the Licensed Technology) under the terms and conditions (other than with respect to the scope, grant and financial terms) of this Agreement; provided (i) the University consents to providing such a direct license, which consent shall not be unreasonably withheld, (ii) any such sublicensee is not then in default of its contractual obligations under the relevant sublicense agreement, (iii) any such sublicensee provides the University written notice of its desire to obtain a direct license within thirty (30) days following termination of this Agreement, and (iv) such sublicensee obtained a sublicense from Cellectis or its Affiliates before Licensee received a notice of termination pursuant to Section 8 of the Terms and Conditions.

8.3.3 Post-termination Period. The Licensee shall not use, or permit others to use, the Licensed Technology or manufacture or have manufactured Licensed Products after this Agreement terminates. If the Licensee terminates this Agreement under section 8.2, the Licensee may continue to offer to sell and sell, offer to lease and lease, and otherwise offer to dispose of or dispose of Licensed Products in the Territory that were manufactured before such termination. The Commercial Sales of Licensed Products during the Post-termination Period shall be governed by the terms of this Agreement, including the obligation to pay royalties on such Commercial Sales as provided in this Agreement. If the University terminates this Agreement under section 8.1, after the date of termination, the Licensee shall not offer to sell or sell, offer to lease or lease, or otherwise offer to dispose of or dispose of a Licensed Product in the Territory.

8.3.4 In case of termination, as mentioned in Section 8.2.2 of the Terms and Conditions (i) Licensee will pay to the University the amounts due under Section 10.2 and 10.4.2, within thirty (30) days by of the termination date under Section 8.2.2; and (ii) Licensee will pay the University the Annual License Fee for the succeeding year, within thirty (30) days of the termination date under Section 8.2.2.

9.Release, Indemnification, and Insurance.

9.1 The Licensee’s Release. For itself and its employees, the Licensee hereby releases the University and its regents, employees, and agents forever from any and all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of the manufacture, use, lease, sale, or other disposition of a Licensed Product.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.2 The Licensee’s Indemnification. Throughout the Term and thereafter, the Licensee shall indemnify, defend, and hold the University and its regents, employees, and agents harmless from all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses), relating to or arising out of the Licensee’s exercises or attempt to exercise any of the rights or Licenses granted it under this Agreement, including without limitation, the manufacture, use, lease, sale, or other disposition of a licensed Product or the licensee’s breach of any term of this Agreement.

9.3 The University’s Indemnification. Subject to the limitations on liability set forth in section 11, throughout the Term and thereafter, the University shall indemnify, defend, and hold the Licensee and its directors, employees, and agents harmless from all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of the University’s breach of any term of this Agreement.

9.4 The Licensee’s Insurance.

9.4.1 Throughout the Term, or during such other period as the parties agree in writing, the Licensee shall maintain, and shall cause each sublicensee to maintain, in full force and effect comprehensive general liability (“CGL”) insurance, with single claim limits acceptable to the University. Such insurance policy shall include coverage for claims that may be asserted by the University against the licensee under section 9.2 and for claims by a Third Party against the Licensee or the University arising out of the purchase or use of a Licensed Product. Such insurance policy must (i) name the University as an additional insured if the University so requests in writing and (ii) require the insurer to deliver written notice to the University at the address set forth in section 12.13, at least thirty (30) days before the termination of the policy. Upon receipt of the University’s written request, the Licensee shall deliver to the University a copy of the certificate of insurance for such policy.

9.4.2 The provisions of subsection 9.4.1 do not apply if the University agrees in writing to accept the Licensee’s or a sublicensee’s, as the case may be, self-insurance plan as adequate insurance.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

9.5 Sublicensees - Release. The Licensee shall cause each sublicensee to grant the University a release from liabilities substantially similar to the release granted in favor of the University in section 9.1.

10. Warranties.

10.1 Authority. Each party represents and warrants to the other party that it has full corporate power and authority to execute, deliver, and perform this Agreement, and that no other corporate proceedings by such party are necessary to authorize the party’s execution or delivery of this Agreement.

10.2 The University represents and warrants that (i) it is the sole owner of the Licensed Patent Application; (ii) the University’s Office for Technology Commercialization has not entered into an agreement granting to a Third Party the right to use the Licensed Technology for commercial purposes.

10.3 Disclaimers.

10.3.1 EXCEPT FOR THE EXPRESS WARRANTY SET FORTH ABOVE IN SECTION 10.1, THE UNIVERSITY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS AND IMPLIED, CONCERNING THE LICENSED TECHNOLOGY, EACH LICENSED PATENT, EACH LICENSED PATENT APPLICATION, AND EACH LICENSED PRODUCT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT, OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

10.3.2 The University expressly disclaims any warranties concerning and makes no representations:

(i)	that the Licensed Patent Applications will be allowed or granted or that a patent will issue from any Licensed Patent Application;

(ii)	concerning the validity, enforceability, interpretation of claims or scope of any Licensed Patent; or

(iii)	that the exercise of the rights or licenses granted to the Licensee under this Agreement will not infringe a Third Party’s patent or violate its intellectual property rights.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.4 Sublicensees - Warranties. The Licensee shall cause each sublicensee to give the University warranties and disclaimers and exclusions of warranties substantially similar to the warranty and disclaimers and exclusions of warranties in favor of the University in section 10.1 and subsections 10.3.1 and 10.3.2.

11. Damages.

11.1 Remedy Limitation. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, THE UNIVERSITY SHALL NOT BE LIABLE FOR (A) PERSONAL INJURY OR PROPERTY DAMAGES (EXCEPT TO THE EXTENT OF THE UNIVERSITY’S WILLFUL, WANTON, OR INTENTIONAL ACTS) OR (B) LOST PROFITS, LOST BUSINESS OPPORTUNITY, INVENTORY LOSS, WORK STOPPAGE, LOST DATA OR ANY OTHER RELIANCE OR EXPECTANCY, DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OF ANY KIND.

11.2 Damage Cap. THE UNIVERSITY’S TOTAL LIABILITY FOR THE BREACH OR NONPERFORMANCE OF THIS AGREEMENT SHALL NOT EXCEED THE AMOUNT OF PAYMENTS PAID TO THE UNIVERSITY UNDER SECTION 6.4 IN THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE COMMENCEMENT OF ANY SUIT OR ACTION. THIS LIMITATION APPLIES TO CONTRACT, TORT, AND ANY OTHER CLAIM OF WHATEVER NATURE.

11.3 Sublicensees - Damages. The Licensee shall cause each sublicensee to agree to limitations of remedies and damages substantially similar to the limitations of remedies and damages set forth in sections 11.1 and 11.2.

12. General Terms

12.1 Access to University Information.

12.1.1 Data Practices Act. The parties acknowledge that the University is subject to the terms and provisions of the Minnesota Government Data Practices Act, Minnesota Statutes §13.01 et seq. (the “Act”), and that the Act requires, with certain exceptions, the University to permit the public to inspect and copy any information that the University collects, creates, receives, maintains, or disseminates.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.1.2 Confidentiality. To the extent permitted by law, including as provided in the Act, the University shall hold in confidence and disclose only to University employees, agents and contractors who need to know the reports described in section 6.4 and the records inspected in accordance with section 6.5 of the Terms and Conditions. No provision of this Agreement is to be construed to further prohibit, limit, or condition the University’s right to use and disclose any information in connection with enforcing this Agreement, in court or elsewhere.

12.2 Amendment and Waiver. The Agreement may be amended from time to time only by a written instrument signed by the parties. No term or provision of this Agreement may be waived and no breach excused unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. No waiver of a breach is to be deemed a waiver of a different or subsequent breach.

12.3 Applicable law and Forum Selection. The internal laws of the state of Minnesota, without giving effect to its conflict of laws principles, govern the validity, construction, and enforceability of this Agreement. A suit, claim, or other action to enforce the terms of this Agreement may be brought only in the state courts of Hennepin County, Minnesota. The Licensee hereby submits to the jurisdiction of that court and waives any objections it may have to that court asserting jurisdiction over the Licensee or its assets and property.

12.4 Assignment and Sublicense. Except as permitted under subsection 3.1.2 and section 12.5 of the Terms and Conditions, the Licensee shall not assign or sublicense its interest or delegate its duties under this Agreement. Any assignment, sublicense, or delegation attempted to be made in violation of this section is void. Absent the consent of all the parties, an assignment or delegation will not release the assigning or delegating party from its obligations. The Agreement inures to the benefit of the licensee and the University and their respective permitted sublicensees and trustees.

12.5 Change of Control. Notwithstanding section 12.4, the Licensee, without the prior approval of the University, may assign all, but no less than all, its rights and delegate all its duties under this Agreement to another if (i) the Licensee delivers to the University written notice of the proposed assignment (along with pertinent information about the terms of the assignment and assignee) at least thirty (30) days before the effective date of the event described in part (iii) of this paragraph, (ii) pay to the University the Transfer Payment prior to the effective date of the event described in part (iii) of this paragraph, and (iii) the assignment is made as a part of and in

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

connection with (a) the sale by the Licensee of all or substantially all of its assets to a single purchaser, (b) the sale, transfer, or exchange by the shareholders, partners, or equity owners of the licensee of a majority interest in the Licensee to a single purchaser, or (c) the merger of the Licensee into another corporation or other business entity that is not an Affiliate. Any assignment attempted to be made or made in violation of this subsection is void.

12.6 Collection Costs and Attorneys’ Fees. If a party fails to perform an obligation or otherwise breaches one or more of the terms of this Agreement, the other party may recover from the non-performing breaching party all its reasonable costs (including actual attorneys’ and investigative fees) to enforce the terms of this Agreement.

12.7 Consent and Approvals. Except as otherwise expressly provided, in order to be effective, all consents or approvals required under this Agreement must be in writing.

12.8 Construction. The headings preceding and labeling the sections of this Agreement are for the purpose of identification only and are not to be employed or used for the purpose of construction or interpretation of any portion of the EPLA. As used herein and where necessary, the singular includes the plural and vice versa, and masculine, feminine, and neuter expressions are interchangeable.

12.9 Enforceability. If a court of competent jurisdiction adjudges a provision of this Agreement to be unenforceable, invalid, or void, such determination is not to be construed as impairing the enforceability of any of the remaining provisions hereof and such provisions will remain in full force and effect.

12.10 Entire Agreement. The parties intend this Agreement (including all attachments, exhibits, and amendments hereto) to be the final and binding expression of their contract and agreement and the complete and exclusive statement of the terms thereof. The Agreement cancels, supersedes, and revokes all prior negotiations, representations and agreements among the parties, whether oral or written, relating to the subject matter of this Agreement.

12.11 Language and Currency. Unless otherwise expressly provided in this Agreement and in order to be effective, all notices, reports, and other documents and instruments that a party elects or is required to deliver to the other party must be in English, and all notices, reports, and other documents and instruments detailing revenues and earned under this Agreement or expenses chargeable to a party must be United States dollar denominated.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

12.12 No Third-Party Beneficiaries. No provision of this Agreement, express or implied, is intended to confer upon any person other than the parties to this Agreement and their Affiliates any rights, remedies, obligations, or liabilities hereunder. No sublicensee may enforce or seek damages under this Agreement.

12.13 Notices. In order to be effective, all notices, requests, and other communications that a party is required or elects to deliver must be in writing and must be delivered personally, or by facsimile or electronic mail (provided such delivery is confirmed), or by a recognized overnight courier service or by United States mail, first-class, certified or registered, postage prepaid, return receipt requested, to the other party at its address set forth below or to such other address as such party may designate by notice given under this section:

If to the University:     University of Minnesota

Office of Technology Commercialization

200 Oak Street, SE Suite 280

Minneapolis, MN 55455

Phone: 612.624.0550

For notices sent                    University of Minnesota

under section 8,                     Office of the General Counsel

with a copy to:                      Attn: Transactional Law Services

                                              360 McNamara Alumni Center

                                              200 Oak Street S.E.

                                              Minneapolis, MN 55455-2006

                                              Facsimile No.: 612.626.9624

                                              E-mail: contracts@mail.ogc.umn.edu

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014

CONFIDENTIAL TREATMENT REQUESTED UNDER RULE 406

UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

If to the Licensee: As indicated in section 11 of the EPL.

12.14 Relationship of Parties. In entering into, and performing their duties under this Agreement, the parties are acting as independent contractors and independent employers. No provision of this Agreement creates or is to be construed as creating a partnership, joint venture, or agency relationship between the parties. No party has the authority to act for or bind the other party in any respect.

12.15 Security Interest. In no event may the Licensee grant, or permit any person to assert or perfect, a security interest in the Licensee’s rights under this Agreement.

12.16 Survival. Immediately upon the termination or expiration of this Agreement, except for certain rights granted for the Post-termination Period, all the Licensee’s rights under this Agreement terminate; provided, however, the Licensee’s obligations that have accrued before the effective date of termination or expiration (e.g., the obligation to report and make payments on sales, leases, or dispositions of Licensed Products and to reimburse the University for costs) and the obligations specified in section 6.1 survive. The obligations and rights set forth in sections 6.4 and 8.3 and sections 9, 10, and 11 also survive the termination or expiration of this Agreement.

FORM OGC-401
Exclusive Patent License Agreement
Form Date: 12.18.01
Revision Date: 03/04/2014